USAA SCIENCE & TECHNOLOGY FUND	SUMMARY PROSPECTUS
Fund Shares (USSCX) ⬛ Adviser Shares (USTCX)	December 1, 2018
As Supplemented July 1, 2019

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's SAI) online at www.usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund's prospectus and SAI dated December 1, 2018, as supplemented July 1, 2019, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Science & Technology Fund (the Fund) seeks long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(fees paid directly from your investment)

Fund Adviser

Shares Shares

None None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Adviser
	Shares	Shares

Management Fee	0.75%(a)	0.75%(a)
Distribution and/or Service (12b-1) Fees	None	0.25%

Other Expenses	0.31%	0.34%

Total Annual Fund Operating Expenses	1.06%(b)(c)1.34%(b)(c)

(a)Victory Capital Management Inc., (the "Adviser") has agreed that no performance adjustment (positive or negative) will be made to the amount payable to Victory Capital from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund's performance relative to a securities market index. See Fund Management section for a description of the performance adjustment fee.

(b)The expense information in the table has been restated to reflect current fees.

(c)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.06% of the Fund Shares and 1.34% of the Adviser Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$108	$337	$585	$1,294

Adviser Shares	$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks may be heightened to the extent the Fund invests in emerging market countries. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index, additional broad-based securities market indexes with investment characteristics similar to the Fund, and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund's most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

60%
	50.75%

45%		41.15%
			36.00%

30%
	13.57%	18.11%	19.94%

15%			11.01%

			2.63%

0%

-0.56%

-15%

-30%

-45% -43.72%

-60%

2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.55%	June 30, 2009
Lowest Quarter Return	-26.55%	December 31, 2008
Year-to-Date Return	14.97%	September 30, 2018

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2017

	Past	Past	Past	Since	Inception
	1 Year	5 Years	10 Years	Inception	Date

Fund Shares

Return Before Taxes	36.00%	21.27%	11.58%

Return After Taxes on Distributions	32.97%	18.79%	10.44%

Return After Taxes on Distributions and Sale of
Fund Shares	21.88%	16.58%	9.26%

Adviser Shares

Return Before Taxes	35.59%	20.99%	-	18.41%	8/1/2010

Indexes

S&P 500® Index (reflects no deduction for fees,
expenses, or taxes)	21.96%	15.79%	8.49%	12.69%	8/1/2010*

S&P North American Technology Index (reflects
no deduction for fees, expenses, or taxes)	38.03%	21.70%	12.24%	18.69%	8/1/2010*

S&P Composite 1500 Health Care Index (reflects
no deduction for fees, expenses, or taxes)	22.61%	18.00%	11.35%	17.61%	8/1/2010*

Lipper Science & Technology Funds Index
(reflects no deduction for taxes)	37.13%	19.36%	10.52%	16.64%	8/1/2010*

*The performance of the S&P 500 Index, S&P North American Technology Index, S&P 1500 Composite Health Care Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference.

INVESTMENT ADVISER

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's RS Investments Growth ("RS Growth") investment franchise and its Victory Solutions platform. Wellington Management Company LLP ("Wellington Management"), will continue to serve as a subadviser and manage all or a portion of the Fund. Prior to July 1, 2019, USAA Asset Management Company served as the Fund's investment adviser.

PORTFOLIO MANAGERS

Stephen J. Bishop, Portfolio Manager of the RS Growth team, tenure with the Fund since July 2019.

Christopher Clark, Portfolio Manager of the RS Growth team, tenure with the Fund since July 2019.

Paul Leung, Portfolio Manager of the RS Growth team, tenure with the Fund since July 2019.

Mannik S. Dhillon, CFA, CAIA, President, VictoryShares and Solutions, tenure with the Fund since July 2019.

Wasif A. Latif, Head of Investments, VictoryShares and Solutions, tenure with the Fund since July 2019.

Robert L. Deresiewicz, Senior Managing Director and Global Industry Analyst, Wellington Management, tenure with the Fund since January 2004.

John F. Averill, CFA, Senior Managing Director and Global Industry Analyst, Wellington Management, tenure with the Fund since June 2002.

Bruce L. Glazer, Senior Managing Director and Global Industry Analyst, Wellington Management, tenure wth the Fund since June 2002.

Anita M. Killian, CFA, Senior Managing Director and Global Industry Analyst, Wellington Management, tenure with the Fund since June 2002.

Ann C. Gallo, Senior Managing Director and Global Industry Analyst, Wellington Management, tenure with the Fund since August 2003.

Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst, Wellington Management, tenure with the Fund since August 2003.

Brian Barbetta, Managing Director and Global Industry Analyst, Wellington Management, tenure with the Fund since December 2017.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell Fund Shares any business day through our website at usaa.com, or by telephone at (800) 235- 8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell

Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

￿Minimum initial purchase: $3,000

￿Minimum subsequent investment: $50

Adviser Shares:

Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its

98016-0719

related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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